UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 31, 2006 (August 28, 2006)

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

MQ Associates, Inc. (“MedQuest”) has received written notice that Michael A. Villa has resigned his position as Co-Chief Operating Officer of MedQuest and all of his officer or director roles with MedQuest subsidiaries or affiliates, effective October 15, 2006.  Mr. Villa is leaving MedQuest to co-found Dominium Benefits, LLC, a healthcare benefits company.  Mr. Villa’s operational responsibilities will be assumed by Daniel J. Schaefer, MedQuest’s Co-Chief Operating Officer and C. Christian Winkle, MedQuest’s Chief Executive Officer.  Mr. Schaefer will assume the title of Chief Operating Officer upon Mr. Villa’s departure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: August 31, 2006
	By:	/s/ C. Christian Winkle
		Name:	C. Christian Winkle
		Title:	Chief Executive Officer